INDEMNIFICATION AND PLEDGE AGREEMENT


                                                            New York, New York
                                                             December 13, 1999


       Reference is made to the Loan Agreement, dated as of the date hereof (the "Credit Agreement"), between 1290 Partners, L.P. (the "Partnership") and General Electric Capital Corporation, relating to certain premises located in New York, New York and more commonly known as 1290 Avenue of the Americas (the "1290 Property").

       Apollo Real Estate Investment Fund, L.P. ("Apollo") is the holder of 4,936,060 shares of the Common Stock, par value $10.00 per share ("Common Stock"), of Metropolis Realty Trust, Inc. ("Metropolis"), representing approximately 38% of the outstanding shares of Common Stock. Metropolis is the owner of a 94.05% interest, as a limited partner, of the Partnership.

       Pursuant to Section 8.1(1)(d) of the Credit Agreement, the Partnership agreed not to permit any transfers of the Common Stock which would cause Apollo to own less than 30% of the outstanding shares of Common Stock (the "Shares").

       Apollo will derive a substantial benefit from the closing of the transaction contemplated by the Credit Agreement.

       1. Indemnity. In consideration of the agreement of the Partnership to the provisions of Section 8.1(1)(d) of the Credit Agreement (the "Transfer Restriction") Apollo hereby agrees to defend, indemnify, and hold harmless the Partnership and its partners (and their respective stockholders and partners, as the case may be) and successors and assigns (collectively, the "Indemnitees"), from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages (but excluding consequential and punitive damages), costs or expenses arising out of, or in any way related to the transfer by Apollo of any of the Shares in contravention of the Transfer Restrictions (a "Default"). The indemnity obligations of Apollo pursuant to this
Section 1 are hereinafter referred to as the "Indemnity Obligations".

       2. Pledge. As security for the payment and performance in full of the Indemnity Obligations, Apollo hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over, endorses over, and delivers unto the Partnership, for its own benefit and for the benefit of the other Indemnitees, a security interest in, (a) 4,000,000 shares of Common Stock (the "Pledged Stock"), (b) subject to Section 6 below, all proceeds of the Pledged Stock, including, without limitation, all cash, securities or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any of or all such Pledged Stock (the items referred to in clauses (a) and (b) being collectively called the "Collateral"). Upon delivery to the Partnership, any securities now or hereafter included in the Collateral including, without limitation, the Pledged Stock (the "Pledged Securities") shall




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be  accompanied  by  undated  stock  powers  duly  executed  in  blank  or other instruments of transfer satisfactory to the Partnership and by such other instruments and documents as the Partnership may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule showing a description of the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

       3. Delivery of Collateral. Apollo agrees to deliver promptly or cause to be delivered to the Partnership any and all Pledged Securities, and any and all certificates or other instruments or documents representing any of the Collateral (together with any necessary endorsement).

       4. Representations, Warranties and Covenants. Apollo hereby represents, warrants and covenants to and with the Partnership:

       (a) except for the security  interest granted to the Partnership,  Apollo
(i) is and, subject to the provisions of the Credit Agreement, will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities that it is pledging hereunder, (ii) holds the Collateral that it is pledging hereunder free and clear of all liens, charges, encumbrances and security interests of every kind and nature, and the Pledged Stock is subject to no options to purchase or any similar or other rights of any person, (iii) will make no assignment, pledge, hypothecation or, subject to the provisions of the Credit Agreement, transfer of, or create any security interest in, the Collateral that it is pledging hereunder including, without limitation, by virtue of becoming bound by any agreement which restricts in any manner the rights of any present or future holder of any Pledged Stock with respect thereto, and (iv) subject to Section 6 below, will cause any and all Collateral, whether for value paid by Apollo or otherwise, to be forthwith deposited with the Partnership and pledged or assigned hereunder;

       (b) Apollo (i) has good right and legal authority to pledge the Collateral it is pledging hereunder in the manner hereby done or contemplated,
(ii) will not amend, modify or supplement any Pledged Security without the prior written consent of the Partnership, nor forgive any indebtedness evidenced by any Pledged Security, and (iii) will defend its title or interest thereto or therein against any and all attachments, liens, claims, encumbrances, security interests or other impediments of any nature, however arising, of all persons whomsoever;

       (c) no consent or approval of any governmental body or regulatory authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

       (d) by virtue of the execution and delivery by Apollo of this Agreement, when the certificates, instruments or other documents representing or evidencing the Collateral are delivered to the Partnership in accordance with this Agreement, the Partnership will obtain a valid and perfected first lien upon and security interest in such Collateral as security for the performance of the Indemnity Obligations, prior to all other liens and encumbrances thereon and security interests therein;


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       (e) the pledge  effected  hereby is effective to vest in the  Partnership the rights of the Partnership in the Collateral as set forth herein; and

       (f) all of the Pledged Stock has been duly authorized and validly issued and as of the date hereof, the Pledged Stock constitutes approximately 30% of the issued and outstanding shares of Common Stock.

All representations, warranties and covenants of Apollo contained in this Agreement shall survive the execution, delivery and performance of this Agreement until the termination of this Agreement pursuant to Section 14 hereof.

       5. Registration in Nominee Name; Denominations. Upon the occurrence and during the continuance of a Default, the Partnership shall have the right (in its sole and absolute discretion with subsequent notice to Apollo) to transfer to or to register the Pledged Securities in its own name or the name of its nominee. In addition, the Partnership shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

       6. Voting Rights; Dividends; etc. (a) Unless and until a Default hereunder shall have occurred and be continuing:

           (i) Apollo shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Agreement and the Credit Agreement; provided that such action would not adversely affect the rights inuring to the Partnership or the other Indemnitees under this Agreement or the Credit Agreement or adversely affect the rights and remedies of the Partnership or the other Indemnitees under this Agreement or the Credit Agreement or the ability of the Partnership or the other Indemnitees to exercise the same.

           (ii) The Partnership shall execute and deliver to Apollo, or cause to be executed and delivered to Apollo, all such proxies, powers of attorney, and other instruments as Apollo may reasonably request for the purpose of enabling Apollo to exercise the voting and/or consensual rights and powers which they are entitled to exercise pursuant to subparagraph (i) above.

           (iii) Apollo shall be entitled to receive and retain any and all cash dividends paid on the Pledged Securities only to the extent that such cash dividends are permitted by, and otherwise paid in accordance with the terms and conditions of, the Credit Agreement and applicable laws. Any and all

                  a. noncash dividends,

                  b. stock or dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, and

                  c. instruments, securities, other distributions in property, return of capital, capital surplus or paid-in surplus or other distributions made on or in respect of Pledged Securities (other than dividends

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permitted  by  this  Section  6(a)(iii)),  whether  paid or  payable  in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by Apollo, shall not be commingled by Apollo with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Partnership and the other Indemnitees and shall be forthwith delivered to the Partnership in the same form as so received (with any necessary endorsement).

       (b) Upon the occurrence and during the continuance of a Default, all rights of Apollo to receive any dividends which Apollo is authorized to receive pursuant to paragraph (a)(iii) of this Section 6 shall cease, and all such rights shall thereupon become vested in the Partnership, which shall have the sole and exclusive right and authority to receive and retain such dividends. All dividends which are received by Apollo contrary to the provisions of this
Section 6(b) shall be received in trust for the benefit of the Partnership, shall be segregated from other property or funds of Apollo and shall be forthwith delivered to the Partnership as Collateral in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Partnership pursuant to the provisions of this
Section 6 shall be retained by the Partnership in an account to be established by the Partnership upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 9 hereof.

       (c) Upon the occurrence and during the continuance of a Default, all rights of Apollo to exercise the voting and consensual rights and powers which it is entitled to exercise pursuant to Section 6(a)(i) shall cease, and all such rights shall thereupon become vested in the Partnership, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers.

       (d) As long as the Credit Agreement remains in effect and until all of the Indemnity Obligations have been paid fully and indefeasibly, any payments made in respect of the Pledged Securities shall be and become part of the Collateral, and, if received by Apollo, shall not be commingled by Apollo with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Partnership and the other Indemnitees and shall be forthwith delivered to the Partnership in the same form as so received.

       7. Supplemental Documentation. In connection with the execution and delivery of this Agreement, Apollo shall furnish or cause to be furnished to the Partnership on or prior to the Closing Date a certificate signed by a responsible officer of Apollo dated the Closing Date, certifying that, as of the date of such certificate, all representations and warranties of Apollo in
Section 4 hereof are true and correct and that Apollo is in compliance with all conditions, agreements and covenants to be observed or performed hereunder.


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       8.  Remedies  upon  Default.  If a Default  shall  have  occurred  and be continuing, the Partnership may sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Partnership shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of Apollo, and Apollo hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which Apollo now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

       The Partnership shall give Apollo 10 days' written notice (which Apollo agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in New York) of the Partnership's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Partnership may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Partnership may (in its sole and absolute discretion) determine. The Partnership shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Partnership may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Partnership until the sale price is paid by the purchaser or purchasers thereof, but the Partnership shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 8, any Indemnitee may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay or appraisal on the part of Apollo (all said rights being also hereby waived and released to the extent permitted by law), with respect to the Collateral or any part thereof offered for sale and any such Indemnitee may make payment on account thereof by using any claim then due and payable to such Indemnitee from Apollo as a credit against the purchase price, and such Indemnitee may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to Apollo therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Partnership shall be free to carry out such sale and purchase pursuant to such agreement, and Apollo shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Partnership shall have entered into such an agreement all Defaults shall have been remedied and the Indemnity Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Partnership may proceed by a suit or suits at law or in equity to foreclose this

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Agreement  and to sell the  Collateral  or any  portion  thereof  pursuant  to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

       9. Application of Proceeds of Sale. The proceeds of any sale of Collateral, as well as any Collateral consisting of cash, shall be applied by the Partnership as follows:

       First, to the payment of all Damages incurred by the Partnership in connection with such Default or otherwise in connection with this Agreement or any of the Indemnity Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of such Indemnitees' agents and legal counsel, and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder; and

       Second, pro rata to the payment in full of principal and interest in respect of any loans outstanding under the Credit Agreement.

       If the Partnership exercises its right to sell, assign, transfer or otherwise dispose of the Collateral pursuant to Section 8 of this Agreement, the Partnership shall cause to be returned to Apollo any proceeds received by the Indemnitees in excess of the amount needed to satisfy the Indemnity Obligations.

       10. Partnership Appointed Attorney-in-Fact. Apollo hereby appoints the Partnership its attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Partnership may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Partnership shall have the right, upon the occurrence and during the continuance of a Default, with full power of substitution either in the Partnership's name or in the name of Apollo, to ask for, demand, sue for, collect, receive receipt and give acquittance for any and all moneys due or to become due and under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to Apollo representing any interest or dividend, or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Partnership, or the other Indemnitees to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Partnership, or the other Indemnitees, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Partnership, or the other Indemnitees or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of Apollo or to any claim or action against the Partnership or the other Indemnitees in the absence of the gross negligence or wilful misconduct of the Partnership or the other Indemnitees.


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       11. No Waiver. No failure on the part of the Partnership to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Partnership preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Partnership and the other Indemnitees shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

       12. Security Interest Absolute. All rights of the Partnership hereunder, the grant of a security interest in the Collateral and all obligations of Apollo hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Credit Agreement, any agreement with respect to any of the Indemnity Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in time, manner or place of payment of, or in any other term of, all or any of the Indemnity Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any other agreement or instrument, (iii) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Indemnity Obligations or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Apollo in respect of the Indemnity Obligations or in respect of this Agreement.

       13. Partnership's Fees and Expenses. Apollo shall be obligated to, upon demand, pay to the Partnership the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or Partnerships which the Partnership may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral,
(iii) the exercise or enforcement of any of the rights of the Partnership hereunder or (iv) the failure by Apollo to perform or observe any of the provisions hereof.

       14. Termination. This Agreement shall terminate when (a) all the Indemnity Obligations have been fully and indefeasibly paid in cash and (b) all obligations under the Credit Agreement shall have been paid and discharged in full at which time the Partnership shall reassign and deliver to Apollo, or to such person or persons as Apollo shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise still be held by it hereunder, together with appropriate instruments of reassignment and release.

       15. Notices. All notices and other communications hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below. Notices to the Partnership shall be addressed to:

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                  1290 Partners, L.P.
                  c/o Victor Capital Group
                  605 Third Avenue
                  New York, NY  10016
                  Attention: John R. Klopp
                  Telecopy Number: (212) 655-0044

                  with a copy to:
                  Battle Fowler LLP
                  75 East 55th Street
                  New York, New York  10022
                  Attention:  Louis Vitali, Esq.
                  Telecopy Number:  (212) 856-7818
                  or at such other address and to the attention of such other person as the Partnership may designate by written notice to Apollo and Metropolis. Notices to Apollo shall be addressed to:

                  Apollo Real Estate Investment Fund, L.P.
                  2 Manhattanville Road
                  Purchase, New York 10599
                  Attention: Lee Neibart
                  Telecopy Number: (914) 694-4929

                  or at such other address and to the attention of such other person as the Buyer may designate by written notice to Partnership and Metropolis. Notices to the Partnership shall be addressed to:

                  Metropolis Realty Trust, Inc.
                  c/o Victor Capital Group
                  605 Third Avenue
                  New York, NY  10016
                  Attention: John R. Klopp
                  Telecopy Number: (212) 655-0044

                  with a copy to:
                  Battle Fowler LLP
                  75 East 55th Street
                  New York, New York  10022
                  Attention:  Louis Vitali, Esq.
                  Telecopy Number:  (212) 856-7818

                  or at such other address and to the attention of such other person as Metropolis may designate by written notice to Apollo and the Partnership.

                  16. Further Assurances. Apollo agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Partnership may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Partnership its rights and remedies hereunder.


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       17.  Binding  Agreement;  Assignments.  This  Agreement,  and the  terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Apollo shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Partnership as Collateral under this Agreement.

       18. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF), EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

       APOLLO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND THE INDEMNITEES BY THEIR ACCEPTANCE OF THIS INDEMNIFICATION AGREEMENT IRREVOCABLY AND UNCONDITIONALLY WAIVE, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CASE, PROCEEDING, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS INDEMNIFICATION AGREEMENT.

       Apollo agrees that, with or without notice or demand, Apollo will reimburse the Indemnitees for all costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by the Indemnitees in connection with any action, case or proceeding brought by any of the Indemnitees to enforce the obligations of Apollo under this Indemnification Agreement.

       19. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

       20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall be effective upon the date first set forth above.

       21. Section Headings. Section headings used herein are for convenience only and are not to affect the construction of, or be taken into consideration in interpreting, this Agreement.

       22.  Amendments. This Agreement may only be modified, amended, changed or
terminated  by  an  agreement  in  writing   signed  by  Apollo  and  the  other
Indemnitees.

       Apollo agrees to submit to personal jurisdiction in the State of New York in any action, case or proceeding arising out of this Agreement and, in furtherance of such agreement, Apollo hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over Apollo in any such action, case or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action, case or proceeding may be served upon Apollo by registered or certified mail to or by personal service at the last known address of Apollo, whether such address be within or without the jurisdiction of any such court.

                  Apollo represents and warrants to and for the benefit of each Indemnitee that it has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, that the execution and delivery by it of this Agreement and the performance by it of its obligations hereunder have been duly authorized by all necessary action by and on its behalf, that this Agreement has been duly executed and delivered by a duly authorized officer and that this Agreement constitutes a valid and legally binding obligation enforceable against it in accordance with the terms set forth herein.

       IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement the day and year first above set forth.

                                 APOLLO REAL ESTATE INVESTMENT FUND, L.P.

                                 By:  Apollo Real Estate Advisors, L.P.

                                      By:  Apollo Real Estate Management

                                           By: /s/ Andrew S. Cohen
                                               --------------------------------
                                               Name:  Andrew S. Cohen
                                               Title: Vice President


                                 1290 PARTNERS, L.P.

                                 By:  1290 GP Corp., its general partner


                                       By: /s/ Andrew S. Cohen
                                           -----------------------------------
                                           Name:   Andrew S. Cohen
                                           Title:  Vice President

ACKNOWLEDGED AND AGREED:

METROPOLIS REALTY TRUST, INC.


By:/s/ Lee S. Neibert
   ---------------------------
   Name:  Lee S. Neibert
   Title: President